                                                                      EXHIBIT 21

Aon Corporation                                                            Delaware
Aon Foundation                                                             Illinois
Combined Specialty Group, Inc.                                             Delaware
123 Newco, Inc.                                                            Delaware
1e Katharinastrase 29 Vermogensverwaltungsges mbH                          Germany
2e Katharinastrase 29 Vermogensverwaltungsges mbH                          Germany
A Morel & Cie Sa                                                           France
A. J. Norcott & Company (Holdings) Limited                                 United Kingdom
A. J. Norcott & Partners (Northern) Limited                                United Kingdom
A.G.Y.C. Corretores de Seguros Lda.                                        Portugal
A.H. Laseur B.V.                                                           Netherlands
A.H.E. Alexander Howden de Espana S.A.                                     Spain
A.H.O.H. (Bermuda) Limited                                                 Bermuda
A/S Assurance                                                              Norway
AARE Corporation                                                           New York
ABS Insurance Agency Ltd.                                                  United Kingdom
ACGMGA Corp.                                                               Texas
ACN 004 192 394 Pty. Ltd.                                                  Australia
ACN 006 278 226                                                            Australia
ACN 008 497 318                                                            Australia
ACN 051 158 984                                                            Australia
ACN 075 486 243                                                            Australia
ACP Insurance Agency, Inc.                                                 Texas
Administradora Centurion Ltda                                              Colombia
Admiseg SA                                                                 Argentina
Advanced Risk Management Techniques, Inc.                                  California
Affinity Insurance Services, Inc.                                          Pennsylvania
Agencia Interoceanica de Subscripcion y Administracion S. A.               Mexico
AGISA, S.A.                                                                Mexico
Agostini Insurance Brokers Ltd.                                            Trinidad
Agricola Training Limited                                                  United Kingdom
Agricola Underwriting Limited                                              United Kingdom
Agricola Underwriting Management Limited                                   New Zealand
Agricola Underwriting Management Pty Ltd.                                  Australia
Agricultural Risk Management (Pacific) Ltd                                 New Zealand
Agricultural Risk Management Argentina S.A.                                Argentina
Agricultural Risk Management Chile                                         Chile
Agricultural Risk Management Pty. Ltd.                                     Australia
Agricultural Risk Management, Limited                                      United Kingdom
Agte Gebruder GmbH                                                         Germany
AHG Far East Ltd.                                                          Hong Kong
Aidec Ciskei (Pty) Ltd.                                                    South Africa
Aidec Gazankulu (Pty) Limited                                              South Africa
Aidec Kangwane (Pty) Limited                                               South Africa
Aidec Kwandebele (Pty) Limited                                             South Africa
Aidec Lebowa (Pty) Limited                                                 South Africa
Aidec M.I.B. North West (Pty) Limited                                      South Africa
Aidec Venda (Pty) Limited                                                  South Africa
Air-Con Solution Ltd.                                                      Thailand
Aircrew Underwriting Agencies Ltd.                                         United Kingdom
Airscope Insurance Services Limited                                        United Kingdom
AIS Affinity Insurance Agency of New England, Inc.                         Massachusetts
AIS Affinity Insurance Agency, Inc.                                        California
AIS Insurance Agency, Inc.                                                 Washington
AIS Management Corporation                                                 California
Alexander & Alexander  Ltd (Thailand)                                      Thailand
Alexander & Alexander (C.I.) Limited                                       Guernsey
Alexander & Alexander (Hong Kong) Holdings Limited                         Hong Kong
Alexander & Alexander (Ireland) Limited                                    Ireland

Alexander & Alexander (Isle of Man) Limited                                United Kingdom
Alexander & Alexander (Malaysia) Sdn. Bhd.                                 Malaysia
Alexander & Alexander (Thailand) Ltd.                                      Thailand
Alexander & Alexander Asia Holdings Pte. Ltd.                              Singapore
Alexander & Alexander B.V.                                                 Netherlands
Alexander & Alexander Consultants S.A.                                     France
Alexander & Alexander Corretores e Consultores de Seguros Lda.             Portugal
Alexander & Alexander Europe Ltd.                                          United Kingdom
Alexander & Alexander Far East Partners JV                                 Hong Kong
Alexander & Alexander Galicia, S.A.                                        Spain
Alexander & Alexander Group (Proprietary) Limited                          South Africa
Alexander & Alexander Holdings B.V.                                        Netherlands
Alexander & Alexander Insurance Brokers Ltd. Poland                        Poland
Alexander & Alexander International Inc.                                   Maryland
Alexander & Alexander Limited                                              United Kingdom
Alexander & Alexander Ltd.                                                 Fiji
Alexander & Alexander Middle East Limited                                  Bermuda
Alexander & Alexander of Colombia Ltda.                                    Colombia
Alexander & Alexander of Kansas, Inc.                                      Kansas
Alexander & Alexander of Missouri Inc.                                     Missouri
Alexander & Alexander of Virginia, Inc.                                    Virginia
Alexander & Alexander of Washington Inc.                                   Washington
Alexander & Alexander Pte. Ltd.                                            Singapore
Alexander & Alexander Risk Management Services Ltd.                        Taiwan
Alexander & Alexander Services (India) Pvt. Ltd.                           India
Alexander & Alexander Services Canada Inc.                                 Canada
Alexander & Alexander Services UK Limited                                  Scotland
Alexander & Alexander Trustee Jersey Ltd.                                  Jersey
Alexander & Alexander U.K. Pension Trustees Ltd.                           United Kingdom
Alexander & Alexander, Inc.                                                Oklahoma
Alexander & Davidson de Colombia LTDA.                                     Colombia
Alexander Administration Services Ltd.                                     Isle of Man
Alexander Clay                                                             United Kingdom
Alexander Clay Communications Limited                                      United Kingdom
Alexander Consulting Groep B.V.                                            Netherlands
Alexander Coyle Hamilton Ltd.                                              Ireland
Alexander Financial Services Limited                                       Scotland
Alexander Hellas E.P.E.                                                    Greece
Alexander Howden (Hellas) Ltd.                                             Guernsey
Alexander Howden (Kazakhstan) Ltd.                                         Kazakhstan
Alexander Howden Asia Pacific Ltd.                                         United Kingdom
Alexander Howden de Espana                                                 Spain
Alexander Howden Del Peru S.A. Reinsurance Brokers                         Peru
Alexander Howden Energy & Partners Scandinavia                             Norway
Alexander Howden Far East Pte. Ltd.                                        Singapore
Alexander Howden Financial Services Limited                                United Kingdom
Alexander Howden Group (Asia) Pte. Ltd.                                    Singapore
Alexander Howden Group (Bermuda) Limited                                   Bermuda
Alexander Howden Group Agency Management Limited                           UK
Alexander Howden Group Far East Ltd.                                       Hong Kong
Alexander Howden Holdings Limited                                          United Kingdom
Alexander Howden Insurance Services of Texas, Inc.                         Texas
Alexander Howden International Limited                                     United Kingdom
Alexander Howden Leasing Ltd.                                              United Kingdom
Alexander Howden Limited                                                   United Kingdom
Alexander Howden North America, Inc.                                       Georgia
Alexander Howden North America, Inc.                                       Massachusetts
Alexander Howden North America, Inc.                                       New York
Alexander Howden North America, Inc.                                       Ohio

Alexander Howden North America, Inc.                                       Texas
Alexander Howden Ossa De Colombia SA                                       Colombia
Alexander Howden Previsionales y Personas Ltda.                            Colombia
Alexander Howden Reinsurance Intermediaries, Inc.                          New York
Alexander Howden UK Limited                                                United Kingdom
Alexander Howden Underwriting Limited                                      United Kingdom
Alexander Howden Y Asociados S.A. de C.V.                                  Mexico
Alexander Insurance Managers (Barbados) Ltd.                               Barbados
Alexander Insurance Managers (Cayman) Ltd.                                 Cayman Islands
Alexander Insurance Managers (Dublin) Ltd.                                 Ireland
Alexander Insurance Managers (Guernsey) Ltd.                               Guernsey
Alexander Insurance Managers (Holdings) Ltd.                               Guernsey
Alexander Insurance Managers (Isle of Man) Ltd.                            Isle of Man
Alexander Insurance Managers (Jersey) Ltd.                                 Jersey
Alexander Insurance Managers (Luxembourg) S.A.                             Luxembourg
Alexander Insurance Managers Ltd.                                          Bermuda
Alexander Insurance Managers N.V.                                          Netherland Antilles
Alexander Lippo (Hong Kong) Ltd.                                           Hong Kong
Alexander PFV (Proprietary) Limited                                        South Africa
Alexander R.M.C. Brown Partners Ltd.                                       Australia
Alexander Reinsurance Intermediaries, Inc.                                 New York
Alexander Services, Inc.                                                   Illinois
Alexander Stenhouse & Partners Limited                                     Scotland
Alexander Stenhouse Australia Holdings Ltd.                                Australia
Alexander Stenhouse Belgium International                                  Belgium
Alexander Stenhouse Limited                                                United Kingdom
Alexander Stenhouse Magee Limited                                          Ireland
Alexander Stenhouse Management Services Ltd.                               Scotland
Alexander Stenhouse Risk Management S.A.                                   Spain
Alexander Underwriting Agencies Limited                                    Bermuda
Alexander Underwriting Services Limited                                    United Kingdom
Alexander, Ayling, Barrios & Cia, S.A.                                     Argentina
Algemeen Asurantiekantoor van 1863 Justin van de Port bv                   Netherlands
Allen Insurance Associates, Inc.                                           California
Alternative Market Operations (Aust) Pty. Ltd.                             Australia
AMC Worldwide Limited                                                      United Kingdom
American Insurance Services Corp.                                          Texas
American Risk Management Corp.                                             Ohio
American Special Risk Insurance Company                                    Delaware
Anchor Reinsurance Company, Ltd.                                           Bermuda
Anchor Underwriting Managers, Ltd.                                         Bermuda
Anderson and Anderson Insurance Brokers, Inc.                              California
Anderson and Anderson of Los Angeles Insurance Brokers, Inc.               California
Anderson and Anderson of Orange County Insurance Brokers, Inc.             California
Anderson and Anderson/Benefits Insurance Brokers, Inc.                     California
Andes Global Ltd.                                                          Brit. Virgin Islands
Anglo-Swiss Reinsurance Brokers Ltd.                                       Switzerland
Anistics Ltd.                                                              United Kingdom
ANR Engineering Limited                                                    United Kingdom
Anscor Insurance Brokers Inc.                                              Philippines
Aon (Bermuda) Ltd.                                                         Bermuda
Aon (Panama) Ltd. S.A.                                                     Panama
Aon 99 Limited                                                             United Kingdom
Aon Acquisition Corporation of New Jersey                                  New Jersey
Aon Adjudication Services Limited                                          United Kingdom
Aon Administration Inc.                                                    Delaware
Aon Administrative Services (Phils.) Corp.                                 Philippines
Aon Administrative Services Corp.                                          California
Aon Advisors (UK) Limited                                                  United Kingdom

Aon Advisors, Inc.                                                         Virginia
Aon Affinity do Brasil Servicos e Corretora de Seguros S/C Ltda.           Brazil
Aon Aisa Ltd.                                                              Hong Kong
Aon Alexander & Alexander nv                                               Belgium
Aon Alexander Clay Limited                                                 United Kingdom
Aon Alexander Limited                                                      United Kingdom
Aon Andueza Nikols, Corredores de Seguros S.A.                             Chile
Aon Annuity Group, Inc.                                                    Texas
Aon Antillen nv                                                            Netherland Antilles
Aon Artscope Kunstversicherungsmakler  GmbH                                Germany
Aon Aruba nv                                                               Netherland Antilles
Aon Asia Insurance Services bv                                             Netherlands
Aon Assurances Credit SA                                                   France
Aon Aviation, Inc.                                                         Illinois
Aon Bain Hogg Limited                                                      United Kingdom
Aon Belgium nv                                                             Belgium
Aon Benefit Services, Inc.                                                 Massachusetts
Aon Benefits Insurance Brokers (Singapore) Pte. Ltd.                       Singapore
Aon BEP Inc.                                                               Quebec
Aon Brasil Resseguros Ltda.                                                Brazil
Aon Brazil Corretores de Seguros Ltda.                                     Brazil
Aon Broker Services, Inc.                                                  Illinois
Aon Broking Services S.A.                                                  Argentina
Aon Canada Inc.                                                            Canada
Aon Capital Markets Limited                                                United Kingdom
Aon Capital Partners, Inc.                                                 Delaware
Aon Captive Management, Ltd.                                               U.S. Virgin Islands
Aon Captive Services (Nederland) bv                                        Netherlands
Aon Captive Services Antilles nv                                           Netherland Antilles
Aon Captive Services Aruba nv                                              Netherland Antilles
Aon Centurion S.A. Corredores de Seguros                                   Colombia
Aon Ceska republika spol. s.r.o.                                           Czech Republic
Aon Club Shopper Limited                                                   United Kingdom
Aon Commercial Risks Hong Kong Ltd.                                        Hong Kong
Aon Communications, Inc.                                                   Delaware
Aon Conseil et Courtage                                                    France
Aon Conseil, Assurances de Personnes SA                                    France
Aon Consulting & Insurance Services                                        California
Aon Consulting (Malaysia) Sdn Bhd.                                         Malaysia
Aon Consulting Agency, Inc.                                                Texas
Aon Consulting Belgium SA                                                  Belgium
Aon Consulting Chile Limitada                                              Chile
Aon Consulting Compensation & Benefits Limited                             United Kingdom
Aon Consulting Consultores de Seguros Ltda.                                Brazil
Aon Consulting Financial Services Limited                                  United Kingdom
Aon Consulting Financial Services Limited                                  United Kingdom
Aon Consulting GmbH                                                        Germany
Aon Consulting Group Limited                                               United Kingdom
Aon Consulting Hong Kong Ltd.                                              Hong Kong
Aon Consulting Inc.                                                        Canada
Aon Consulting Limited                                                     United Kingdom
Aon Consulting Nederland cv                                                Netherlands
Aon Consulting New Zealand Ltd.                                            New Zealand
Aon Consulting Pty Limited                                                 Australia
Aon Consulting S.A.                                                        Colombia
Aon Consulting South Africa (Pty) Ltd.                                     South Africa
Aon Consulting Thailand Ltd.                                               Thailand
Aon Consulting Worldwide, Inc.                                             Maryland
Aon Consulting, Inc.                                                       Florida

Aon Consulting, Inc.                                                       New Jersey
Aon Consulting, Inc.                                                       New York
Aon Consulting, Inc.                                                       Ohio
Aon Consulting, Inc.                                                       Texas
Aon Consulting, Inc. of Arizona                                            Arizona
Aon Consulting, Inc. of New Jersey                                         Delaware
Aon Consulting, Limited                                                    Quebec
Aon Corporation Australia Ltd.                                             Australia
Aon Denmark A/S                                                            Denmark
Aon Direct Group Inc.                                                      Canada
Aon Eesti AS                                                               Estonia
Aon Employee Risk Solutions Limited                                        United Kingdom
Aon Entertainment Risk Services Limited                                    United Kingdom
Aon Fiduciary Counselors Inc.                                              Delaware
Aon Finance Limited                                                        United Kingdom
Aon Financial Advisor Services Pty. Limited                                Australia
Aon Financial Planning & Protection Pty. Ltd.                              Australia
Aon Financial Planning Ltd.                                                Australia
Aon Financial Products, Inc.                                               Delaware
Aon Financial Services Australia Holdings Limited                          Australia
Aon Financial Services Australia Limited                                   Australia
Aon Financial Services Group of Colorado, Inc.                             Colorado
Aon Financial Services Group of New York, Inc.                             New York
Aon Financial Services Group, Inc.                                         California
Aon Financial Services Group, Inc.                                         Illinois
Aon Financial Services Group, Inc.                                         Pennsylvania
Aon Financial Services Group, Inc.                                         Texas
Aon Financial Services Limited                                             United Kingdom
Aon Financial Services, Inc.                                               Delaware
Aon Finland OY                                                             Finland
Aon Forfaiting Limited                                                     United Kingdom
Aon France S.A.                                                            France
Aon General Agency, Inc.                                                   Texas
Aon General Consulting Ltda.                                               Brazil
Aon GGI Acquisition Corporation, Inc.                                      Texas
Aon Gil y Carvajal Correduria de Seguros, SA                               Spain
Aon Gil y Carvajal Flotas, SA                                              Spain
Aon Gil y Carvajal Portugal - Corretores de Seguros SA                     Portugal
Aon Global Risk Consultants Limited                                        United Kingdom
Aon Global Services Inc.                                                   Ontario
Aon Grieg AS                                                               Norway
Aon Grieg P&I AS                                                           Norway
Aon Groep Nederland bv                                                     Netherlands
Aon Group Australia Limited (Australia)                                    Australia
Aon Group Corretagem, Administracao e Consultoria de Seguros Ltda          UK
Aon Group Ecuador S.A. Intermediaria de Reaseguros                         Ecuador
Aon Group Limited de Argentina S.A.                                        Argentina
Aon Group Limited de Mexico, Intermediario de Reaseguro, S.A. de C.V.      Mexico
Aon Group Ltd. Peru S.A.                                                   Peru
Aon Group New Zealand Ltd.                                                 New Zealand
Aon Group Nominee Pty. Ltd.                                                Australia
Aon Group Venezuela, Corretaje de Reaseguro, C.A.                          Venezuela
Aon Group, Inc.                                                            Maryland
Aon Hamond & Regine, Inc.                                                  New York
Aon Hazard Limited                                                         United Kingdom
Aon Health Services Inc.                                                   Texas
Aon Healthcare Alliance Limited                                            United Kingdom
Aon Healthcare Insurance Services of Arizona, Inc.                         Arizona
Aon Healthcare Insurance Services, Inc.                                    California

Aon Hellas A.E.                                                            Greece
Aon Holdings Antillen nv                                                   Netherland Antilles
Aon Holdings Australia Ltd.                                                Australia
Aon Holdings Belgium SA                                                    Belgium
Aon Holdings bv                                                            Netherlands
Aon Holdings Hong Kong Limited                                             Hong Kong
Aon Holdings International BV                                              Netherlands
Aon Holdings New Zealand Ltd.                                              New Zealand
Aon Home Warranty Services, Inc.                                           Delaware
Aon Hudig Groningen bv                                                     Netherlands
Aon Hudig Hengelo bv                                                       Netherlands
Aon Hudig Nijmegen bv                                                      Netherlands
Aon Hudig Noordwijk bv                                                     Netherlands
Aon Hudig Tilburg bv                                                       Netherlands
Aon Hudig Venlo bv                                                         Netherlands
Aon Hudig-Schreinemacher vof                                               Netherlands
Aon India Limited                                                          United Kingdom
Aon Innovative Solutions, Inc.                                             Missouri
Aon Insurance Agencies Pte Ltd                                             Singapore
Aon Insurance Management Agencies (Hong Kong) Ltd.                         Hong Kong
Aon Insurance Management Services - Virgin Islands, Inc.                   U.S. Virgin Islands
Aon Insurance Managers (Antilles) nv                                       Netherland Antilles
Aon Insurance Managers (Bermuda) Ltd.                                      Bermuda
Aon Insurance Managers (Singapore) Pte. Ltd.                               Singapore
Aon Insurance Managers (USA) Inc.                                          Vermont
Aon Insurance Micronesia (Guam) Inc.                                       Guam
Aon Insurance Services                                                     California
Aon Insurance Services, Inc.                                               Pennsylvania
Aon Intermediaries (Bermuda) Ltd.                                          Bermuda
Aon Intermediaries Limited                                                 United Kingdom
Aon International bv                                                       Netherlands
Aon Investment Consulting Inc.                                             Florida
Aon Investor Strategies, Inc.                                              Delaware
Aon Italia SpA                                                             Italy
Aon Jauch & Hubener Consulting GmbH                                        Germany
Aon Jauch & Hubener GmbH                                                   Germany
Aon Jauch & Hubener Holdings Gmbh                                          Germany
Aon Jauch & Hubener Privates Vorsorgemanagement GmbH                       Germany
Aon Jauch & Hubener Versicherungsconsulting Ges. mbH                       Austria
Aon Jauch & Hubener Verwaltungs- GmbH                                      Germany
Aon Korea, Inc.                                                            Korea
Aon Life Agency of Texas, Inc.                                             Texas
Aon Lumley Consulting (Pty) Ltd.                                           South Africa
Aon Lumley South Africa (Pty) Ltd.                                         South Africa
Aon Magyarorszag Alkusz Kft.                                               Hungary
Aon makelaars in assurantien bv                                            Netherlands
Aon Malawi Ltd.                                                            Malawi
Aon Malta Ltd.                                                             Malta
Aon Middle East                                                            United Arab Emirates
Aon Minet Insurance Brokers Ltd.                                           Kenya
Aon Minet Ltd.                                                             New Zealand
Aon Mozambique Ltd.                                                        Mozambique
Aon Natural Resources Asia Ltd.                                            Labuan
Aon Natural Resources South Africa (Pty) LTd.                              South Africa
Aon Nederland cv                                                           Netherlands
Aon Netherlands b.v.                                                       Netherlands
Aon New Jersey Holding Corporation                                         New Jersey
Aon Nikols Adriatica Srl                                                   Italy
Aon Nikols bv                                                              Netherlands

Aon Nikols Chile bv                                                        Netherlands
Aon Nikols Colombia Holdings SA                                            Colombia
Aon Nikols International Sarl.                                             Brit. Virgin Islands
Aon Nikols International Sarl.                                             Luxembourg
Aon Nikols Latin America bv                                                Netherlands
Aon Nikols N.E. SpA                                                        Italy
Aon Nikols NBB Srl                                                         Italy
Aon Nikols Srl                                                             Italy
Aon Nikols Torino Srl.                                                     Italy
Aon Nominees Limited                                                       United Kingdom
Aon Ossa Limitada, Corredores de Reaseguros                                Colombia
Aon Overseas Holdings Limited                                              United Kingdom
Aon OWA Insurance Services GmbH & Co.                                      Germany
Aon OWA Verwaltungs GmbH                                                   Germany
Aon Parizeau Inc.                                                          Canada
Aon Partnership Limited                                                    United Kingdom
Aon Pension Trustees Limited                                               United Kingdom
Aon PHI Acquisition Corporation of California                              California
Aon Polska sp.z.o.o.                                                       Poland
Aon PPIB Acquisition Corporation                                           California
Aon Previsonals y Personas Ltda, Corredores de Reaseguros y Consultores    Colombia
Aon Private Client Insurance Agency, Inc.                                  Illinois
Aon Private Risk Management Insurance Agency, Inc.                         Illinois
Aon Properties Limited                                                     United Kingdom
Aon Pyramid International Limited                                          United Kingdom
Aon Re (Thailand) Ltd.                                                     Thailand
Aon Re Africa (Pty) Ltd.                                                   South Africa
Aon Re Belgium nv                                                          Belgium
Aon Re Canada Inc.                                                         Canada
Aon Re China Ltd.                                                          Hong Kong
Aon Re Iberia SA                                                           Spain
Aon Re Inc.                                                                Illinois
Aon Re Italia S.p.A.                                                       Italy
Aon Re Latinoamericana, S.A.                                               Mexico
Aon Re Netherlands cv                                                      Netherlands
Aon Re Non-Marine Limited                                                  United Kingdom
Aon Re Panama, S.A.                                                        Panama
Aon Re Special Risks Limited                                               United Kingdom
Aon Re UK Limited                                                          United Kingdom
Aon Re Worldwide, Inc.                                                     Delaware
Aon Real Estate Services, Inc.                                             New York
Aon Realty Services, Inc.                                                  Pennsylvania
Aon Reed Stenhouse Inc.                                                    Canada
Aon Reinsurance Australia Limited (Australia)                              Australia
Aon Reinsurance Brokers Asia Pte Ltd.                                      Singapore
Aon Risconcept Inc.                                                        Canada
Aon Risk Consultants (Bermuda ) Ltd.                                       Bermuda
Aon Risk Consultants (Europe) Limited                                      United Kingdom
Aon Risk Consultants bv                                                    Netherlands
Aon Risk Consultants, Inc.                                                 Illinois
Aon Risk Management Services Italia srl.                                   Italy
Aon Risk Managers, Inc.                                                    Illinois
Aon Risk Resources Insurance Agency, Inc.                                  Illinois
Aon Risk Resources Limited                                                 United Kingdom
Aon Risk Resources, Inc.                                                   Delaware
Aon Risk Services (Barbados) Ltd.                                          Barbados
Aon Risk Services (Cayman) Ltd.                                            Cayman Islands
Aon Risk Services (Chile) S.A.                                             Chile
Aon Risk Services (Europe) S.A.                                            Luxembourg

Aon Risk Services (Fiji) Ltd.                                              Fiji
Aon Risk Services (Holdings) of Latin America, Inc.                        Delaware
Aon Risk Services (Holdings) of the Americas, Inc.                         Illinois
Aon Risk Services (Ireland) Limited                                        Ireland
Aon Risk Services (Solomon Islands) Ltd.                                   Australia
Aon Risk Services (Thailand) Ltd.                                          Thailand
Aon Risk Services (Vanuatu) Ltd.                                           Vanuatu
Aon Risk Services (Western Samoa) Ltd.                                     American Samoa
Aon Risk Services Agente de Seguros y de Fianzas, S.A. de C.V.             Mexico
Aon Risk Services Argentina SA                                             Argentina
Aon Risk Services Australia Ltd.                                           Australia
Aon Risk Services Canada Inc.                                              Canada
Aon Risk Services Companies, Inc.                                          Maryland
Aon Risk Services Do Brazil Corretores de Seguros Ltda.                    Brazil
Aon Risk Services Holdings (Chile) Ltda.                                   Chile
Aon Risk Services Holdings UK Limited                                      United Kingdom
Aon Risk Services Hong Kong Ltd.                                           Hong Kong
Aon Risk Services International (Holdings) Inc.                            Delaware
Aon Risk Services International Limited                                    United Kingdom
Aon Risk Services Japan Ltd.                                               Japan
Aon Risk Services Limited                                                  United Kingdom
Aon Risk Services New Zealand Ltd.                                         United Kingdom
Aon Risk Services New Zealand Pty. Ltd.                                    New Zealand
Aon Risk Services of Missouri, Inc.                                        Missouri
Aon Risk Services of Texas, Inc.                                           Texas
Aon Risk Services PNG Pty. Ltd.                                            Papau New Guinea
Aon Risk Services Singapore (Insurance Brokers) Pte. Ltd.                  Singapore
Aon Risk Services Solomon Islands Ltd.                                     Solomon Islands
Aon Risk Services Taiwan Ltd.                                              Taiwan
Aon Risk Services UK Limited                                               United Kingdom
Aon Risk Services, Inc. of Arizona                                         Arizona
Aon Risk Services, Inc. of Arkansas                                        Arkansas
Aon Risk Services, Inc. of Central California Insurance Services           California
Aon Risk Services, Inc. of Colorado                                        Colorado
Aon Risk Services, Inc. of Connecticut                                     Connecticut
Aon Risk Services, Inc. of Florida                                         Florida
Aon Risk Services, Inc. of Georgia                                         Georgia
Aon Risk Services, Inc. of Hawaii                                          Hawaii
Aon Risk Services, Inc. of Idaho                                           Idaho
Aon Risk Services, Inc. of Illinois                                        Illinois
Aon Risk Services, Inc. of Indiana                                         Indiana
Aon Risk Services, Inc. of Kansas                                          Kansas
Aon Risk Services, Inc. of Kentucky                                        Kentucky
Aon Risk Services, Inc. of Louisiana                                       Louisiana
Aon Risk Services, Inc. of Maryland                                        Maryland
Aon Risk Services, Inc. of Massachusetts                                   Massachusetts
Aon Risk Services, Inc. of Michigan                                        Michigan
Aon Risk Services, Inc. of Minnesota                                       Minnesota
Aon Risk Services, Inc. of Montana                                         Montana
Aon Risk Services, Inc. of Nebraska                                        Nebraska
Aon Risk Services, Inc. of Nevada                                          Nevada
Aon Risk Services, Inc. of New Jersey                                      New Jersey
Aon Risk Services, Inc. of New Mexico                                      New Mexico
Aon Risk Services, Inc. of New York                                        New York
Aon Risk Services, Inc. of Northern California Insurance Services          California
Aon Risk Services, Inc. of Ohio                                            Ohio
Aon Risk Services, Inc. of Oklahoma                                        Oklahoma
Aon Risk Services, Inc. of Oregon                                          Oregon
Aon Risk Services, Inc. of Pennsylvania                                    Pennsylvania

Aon Risk Services, Inc. of Rhode Island                                    Rhode Island
Aon Risk Services, Inc. of Southern California Insurance Services          California
Aon Risk Services, Inc. of Tennessee                                       Tennessee
Aon Risk Services, Inc. of the Carolinas                                   North Carolina
Aon Risk Services, Inc. of Utah                                            Utah
Aon Risk Services, Inc. of Virginia                                        Virginia
Aon Risk Services, Inc. of Washington                                      Washington
Aon Risk Services, Inc. of Washington, D.C.                                District of Columbia
Aon Risk Services, Inc. of Washington, D.C.                                District of Columbia
Aon Risk Services, Inc. of Wisconsin                                       Wisconsin
Aon Risk Services, Inc. of Wyoming                                         Wyoming
Aon Risk Services, Inc. U.S.A.                                             New York
Aon Risk Technologies, Inc.                                                Delaware
Aon S.G.C.A. SA                                                            France
Aon Saudi Arabia E.C.                                                      Bahrain
Aon Securities Corporation                                                 New York
Aon Select Limited                                                         United Kingdom
Aon Service Corporation                                                    Illinois
Aon Services Group Limited                                                 United Kingdom
Aon Services Group of Tennessee, Inc.                                      Tennessee
Aon Services Group, Inc.                                                   Delaware
Aon Sigorta Brokerlik ve Musavirlik AS                                     Turkey
Aon Slovensko spol.s r.o.                                                  Slovak Republic
Aon Solutions, Inc.                                                        Delaware
Aon South Africa (Pty) Ltd.                                                South Africa
Aon Southern Europe b.v.                                                   Netherlands
Aon Space SA                                                               France
Aon Space, Inc.                                                            District of Columbia
Aon Special Risk Resources Limited                                         United Kingdom
Aon Special Risk Resources, Inc.                                           Delaware
Aon Special Risks, Inc.                                                    Illinois
Aon Specialty Re, Inc.                                                     Illinois
Aon Stockholm AB                                                           Sweden
Aon Superannuation Pty Limited                                             Australia
Aon Suretravel Limited                                                     United Kingdom
Aon Surety & Guarantee Limited                                             United Kingdom
Aon Sweden AB                                                              Sweden
Aon Tanzania Ltd.                                                          Tanzania
Aon Technical Insurance Services, Inc.                                     Illinois
Aon Trade Credit Insurance Brokers S.r.l.                                  Italy
Aon Trade Credit Insurance Services, Inc.                                  California
Aon Trade Credit Limited                                                   United Kingdom
Aon Trade Credit, Inc.                                                     Illinois
Aon Trade Credit, Inc.                                                     New York
Aon Trust Corporation Limited                                              United Kingdom
Aon UK Limited                                                             United Kingdom
Aon UK Trustees Limited                                                    United Kingdom
Aon Underwriting Agencies (Hong Kong) Ltd.                                 Hong Kong
Aon Vietnam                                                                Vietnam
Aon WACUS Kreditversicherungsmakler GmbH & Co. KG                          Germany
Aon WACUS Verwaltungs GmbH                                                 Germany
Aon Warranty Group Limited (UK)                                            United Kingdom
Aon Warranty Group, Inc.                                                   Illinois
Aon Warranty Korea, Inc.                                                   Korea
Aon Warranty Services de Mexico S.A. de C.V.                               Mexico
Aon Warranty Services do Brasil Ltda.                                      Brazil
Aon Warranty Services, Inc.                                                Illinois
Aon Wealth Management Inc.                                                 Canada
Aon/Albert G. Ruben Company (New York) Inc.                                New York

Aon/Albert G. Ruben Insurance Services, Inc.                               California
Aon/Brockinton Agency of Texas, Inc.                                       Texas
Aon-Baoviet Inchcape Insurance Services Limited                            Vietnam
Aongyc - Resseguros e Consultores de Seguros, Lda                          Portugal
Aon-Lihou-Uzbekinsurance Limited                                           Uzbekistan
AonLine Services, Inc.                                                     Illinois
AOPA Insurance Agency, Inc.                                                Maryland
AOPA Insurance Agency, Inc.                                                Texas
APAC (Alliance Pour l'Assurance Credit) Sarl                               France
Aporia Leasing Limited                                                     United Kingdom
APS International Limited                                                  United Kingdom
APS Life & Pensions Limited                                                United Kingdom
Argenbroker Buenos Aires                                                   Argentina
ARM COVERAGE INC.                                                          New York
ARM International Corp.                                                    New York
ARM International Insurance Agency Corp.                                   Ohio
ARMRISK Corp.                                                              New Jersey
ARMRISK CORP. (NY)                                                         New York
ARS (PNG) Ltd.                                                             Australia
ARS Holdings, Inc.                                                         Louisiana
Artemis Securities Ltd.                                                    Guernsey
Artscope Insurance Services Limited                                        United Kingdom
Artscope International Insurance Services Limited                          United Kingdom
Ascom Nijmegen B.V.                                                        Netherlands
ASCOMIN S.A.                                                               Belgium
Asesores y Corredores De Seguros, S.A.                                     Republica Dominica
Asharo bv                                                                  Netherlands
Asian American Finance Limited                                             Bermuda
Asian Reinsurance Underwriters Limited                                     Hong Kong
Assekurazkontor fur Industrie und Verkehr GmbH                             Germany
Assessment Solutions Incorporated                                          New York
Asset Security Managers Limited                                            United Kingdom
Assidoge Srl                                                               Italy
Associated Brokers International                                           Zimbabwe
Associated Fund Adminstrators Botswana (Pty) Limited                       Botswana
Associated Ins. Broker of Botswana                                         Botswana
Associates Dealer Group of Bellevue, Washington, Inc.                      Washington
Assurance et Courtages Reunis pour la Gestion - ACR Gestion SAS            France
Assurantie Groep Langeveldt c.v.                                           Netherlands
Atlanta International Insurance Company                                    New York
Attorneys' Advantage Insurance Agency, Inc.                                Illinois
Auto Insurance Specialists - Bay Area, Inc.                                California
Auto Insurance Specialists - Inland Empire, Inc.                           California
Auto Insurance Specialists - Long Beach, Inc.                              California
Auto Insurance Specialists - Los Angeles, Inc.                             California
Auto Insurance Specialists - Newport, Inc.                                 California
Auto Insurance Specialists - San Gabriel Valley, Inc.                      California
Auto Insurance Specialists - Santa Monica, Inc.                            California
Auto Insurance Specialists - Valley, Inc.                                  California
Auto Insurance Specialists, Incorporated                                   California
Automotive Insurance Agency, Inc.                                          Texas
Automotive Insurance Purchasing Group, Inc.                                Texas
Automotive Warranty Services of Florida, Inc.                              Florida
Automotive Warranty Services, Inc.                                         Delaware
AV Agrar Versicherungsdienst GmbH                                          Germany
Ayala Aon Insurance Brokers, Inc.                                          Philippines
Ayala-Bain Insurance Company                                               Philippines
B E P International (Canada) Holding Inc.                                  Canada
B E P International Corp.                                                  New Jersey

B E P International Holding Inc.                                           Canada
B E P International US Inc.                                                Delaware
B.L. Carnie Hogg Robinson Ltd.                                             United Kingdom
B.N.H. Group Ltd.                                                          United Kingdom
B.V. Assurantiekantoor Langeveldt-Schroder                                 Netherlands
Bailiwick Consultancy & Management Co. Ltd.                                Guernsey
Bain Clarkson (UK) Limited                                                 United Kingdom
Bain Clarkson Consulting AB                                                Sweden
Bain Clarkson Forsakringskonsult AB, Stockholm                             Sweden
Bain Clarkson Limited                                                      United Kingdom
Bain Clarkson Members Underwriting Agency Ltd.                             United Kingdom
Bain Clarkson R.B. Ltd.                                                    United Kingdom
Bain Clarkson Underwriting Management Ltd.                                 United Kingdom
Bain Dawes (London) Ltd.                                                   United Kingdom
Bain Dawes Services Ltd.                                                   United Kingdom
Bain Hogg Australia (Holdings) Ltd.                                        Australia
Bain Hogg Australia Investments (Australia) Pty Ltd.                       Australia
Bain Hogg Australia Ltd.                                                   Australia
Bain Hogg Brokers Espana SA                                                Spain
Bain Hogg Chile S.A. Corredoros de Reasguro                                Chile
Bain Hogg Colombiana Ltd.                                                  Colombia
Bain Hogg Group Limited                                                    United Kingdom
Bain Hogg Hellas Ltd.                                                      United Kingdom
Bain Hogg Holdings Limited                                                 United Kingdom
Bain Hogg Insurance Brokers Kenya Ltd.                                     Kenya
Bain Hogg Insurance Management (Guernsey) Ltd.                             Guernsey
Bain Hogg Intermediaro de Reaseguro SA de CV                               Mexico
Bain Hogg International Holdings Ltd.                                      United Kingdom
Bain Hogg International Ltd.                                               United Kingdom
Bain Hogg Ltd.                                                             United Kingdom
Bain Hogg Management Ltd.                                                  United Kingdom
Bain Hogg Pensions Pty Ltd.                                                Australia
Bain Hogg Robinson Pty Ltd.                                                Australia
Bain Hogg Russian Insurance Brokers Ltd.                                   Russia
Bain Hogg Trustees Ltd.                                                    United Kingdom
Bain Hogg Uganda Ltd.                                                      Uganda
Bain Hogg Venezolana SA                                                    Venezuela
Banca Seguros Colon, S.A.                                                  Colombia
Bankassure Insurance Services Limited                                      United Kingdom
Barros & Carrion, Inc.                                                     Puerto Rico
BEC Insurance Services Limited                                             United Kingdom
Bekouw Mendes Reinsurance B.V.                                             Netherlands
Bekouw Mendes Risk Management B.V.                                         Netherlands
Bell Nicholson Henderson (Holdings) Ltd.                                   United Kingdom
Bell Nicholson Henderson Ltd.                                              United Kingdom
Berkely Agency Ltd.                                                        New York
Berkely Coverage Corporation                                               New York
Berkely-ARM, Inc.                                                          New York
BerkelyCare, LTD.                                                          New York
BH No. 1 Ltd.                                                              United Kingdom
BHN Unit Trust                                                             Australia
Bing S.A.                                                                  Argentina
Black Portch & Swain (Financial Services) Ltd.                             United Kingdom
Bloemers & Co. Herverzekering bv                                           Netherlands
Blom & Van der Aa BV                                                       Netherlands
Blom & Van der Aa Holding BV                                               Netherlands
Boels & Begault Luxembourg S.a.r.l.                                        Luxembourg
Boels & Begault Vlaanderen S.A.                                            Belgium
Bonnor & Company A/S                                                       Denmark

Bowes & Company, Inc., of New York                                         New York
Bowring and Minet (Swaziland) (Pty) Ltd.                                   Swaziland
BRIC, Inc.                                                                 North Carolina
Brichetto Corretora de Seguros S/C Ltda                                    Brazil
Brichetto Tecnica SA                                                       Argentina
British Continental and Overseas Agencies (BCOA) SA                        France
Broadgate Holdings Ltd.                                                    United Kingdom
Brons Orobio Groep B.V.                                                    Netherlands
Brons Van Lennep B.V.                                                      Netherlands
Brons Van Lennep Den Haag B.V.                                             Netherlands
Bruno Sforni S.p.A.                                                        Italy
Bruns Ten Brink & Co. b.v.                                                 Netherlands
Bruns Ten Brink Herverzekeringen b.v.                                      Netherlands
Bryson Associates Incorporated                                             Pennsylvania
Budapest Pension Fund Company                                              Hungary
Burlington Insurance Services Ltd.                                         United Kingdom
Burnie Enterprises Pty. Ltd.                                               Papau New Guinea
Business Health Services, Inc.                                             California
bv Algemeen Asurantiekantoor Schreinemacher                                Netherlands
C A Robinson & Partners Ltd.                                               United Kingdom
C.I.C. Realty, Inc.                                                        Illinois
Cabinet Joos SARL                                                          France
Caleb Brett Iberica, S.A.                                                  Spain
Cambiaso Risso & Co. (Assicuriazioni Napoli)                               Italy
Cambiaso Risso & Co. (Assicuriazioni) Srl                                  Italy
Cambiaso Risso & Co. SA                                                    Italy
Cambridge Galaher Settlements and Insurance Services, Inc.                 California
Cambridge Horizon Consultants, Inc.                                        New York
Cambridge Integrated Services Group, Inc.                                  Pennsylvania
Cambridge Integrated Services Limited                                      United Kingdom
Cambridge Professional Liability Services, Inc.                            Florida
Cambridge Professional Liability Services, Inc.                            Illinois
Cambridge Professional Liability Services, Inc.                            Pennsylvania
Cambridge Settlement Services, Inc.                                        Minnesota
Camperdown 100 Limited                                                     United Kingdom
Camperdown 101 Limited                                                     United Kingdom
Camperdown 102 Limited                                                     United Kingdom
Cananwill Australia Pty Ltd                                                Australia
Cananwill Canada Limited                                                   Ontario
Cananwill Corporation                                                      Delaware
Cananwill UK Limited                                                       United Kingdom
Cananwill UK Limited                                                       United Kingdom
Cananwill, Inc.                                                            California
Cananwill, Inc.                                                            Pennsylvania
CAP Managers Ltd.                                                          Bermuda
Captive Assurance Partners                                                 California
Carbon Risk Management Limited                                             United Kingdom
Carstens & Schues GmbH & Co.                                               Germany
Carstens & Schues Poland Ltd.                                              Poland
Carstens & Schues Verwaltungs GmbH                                         Germany
Catz & Lips B.V.                                                           Netherlands
CCM McGrath Berrigan Ltd.                                                  Ireland
CD Benefit, Inc.                                                           Texas
Celinvest Amsterdam bv                                                     Netherlands
Central Technica SA                                                        Spain
Centris Services Limited                                                   United Kingdom
Centurion, Agente de Seguros, S.A. de C.V.                                 Mexico
CIA Italia S.R.L.                                                          Italy
CIA Link Ltd.                                                              United Kingdom

CICA Superannuation Nominees Pty. Ltd.                                     Australia
CI-Erre Srl                                                                Italy
Citadel Insurance Company                                                  Texas
City and County Purchasing Group                                           Unknown
CJP, Inc.                                                                  Delaware
Clarkson Argentine SA                                                      Argentina
Clarkson Bain Japan Ltd.                                                   United Kingdom
Clarkson Puckle Group, Ltd.                                                Unknown
Clarkson Puckle Holdings Ltd.                                              United Kingdom
Clarkson Puckle Ibex Ltd.                                                  United Kingdom
Clarkson Puckle Ltd.                                                       United Kingdom
Clarkson Puckle Overseas Holdings Ltd.                                     United Kingdom
Clay & Partners (1987) Limited                                             United Kingdom
Clay & Partners Independent Trust Corporation Ltd.                         United Kingdom
Clay & Partners Limited                                                    United Kingdom
Clay & Partners Pension Trustees Limited                                   United Kingdom
CNL Nikols SA                                                              Spain
Cole, Booth, Potter, Inc.                                                  Pennsylvania
Columbia Automotive Services, Inc.                                         Illinois
Combined Insurance (Thailand) Limited                                      Thailand
Combined Insurance Company de Argentina S.A. Compania de Seguros           Argentina
Combined Insurance Company of America                                      Illinois
Combined Insurance Company of Europe Limited                               Ireland
Combined Insurance Company of New Zealand Limited                          New Zealand
Combined Life Assurance Company Limited                                    United Kingdom
Combined Life Assurance Company of Europe Limited                          Ireland
Combined Life Insurance Company of Australia Limited                       Australia
Combined Life Insurance Company of New York                                New York
Combined Seguros Brasil S.A.                                               Brazil
Combined Seguros Mexico, S.A. de C.V.                                      Mexico
Combined Service Corporation                                               Delaware
Combined Specialty Insurance Company (F/K/A Virginia Surety Company. Inc.) Illinois
Commercial and Political Risk Consultants Ltd.                             United Kingdom
Commercial Credit Corporation Limited                                      United Kingdom
Compagnie Franco-Belge d'Investissement et de Placement                    Belgium
Compagnie Metropolotaine de Conseil - CMC SA                               France
CompLogic, Inc.                                                            Rhode Island
Compta Assur (SA)                                                          France
Concord Life Insurance Company                                             Arizona
Consultoria Vida y Pensiones S.A.                                          Spain
Consumer Program Administrators, Inc.                                      Illinois
Continential SA                                                            Spain
Contract & Investment Recoveries Ltd.                                      United Kingdom
Control de Riesgos, S.A.                                                   Spain
Control y Global Services, S.A.                                            Spain
Corbis Insurance Services of Nevada                                        Nevada
Corporation Long Island CA                                                 Venezuela
Correduria de Seguros Gruppo Herrero, S.A.                                 Spain
CoSec 2000 Limited                                                         United Kingdom
Coughlan General Insurances Limited                                        Ireland
Couparey Nominees Limited                                                  United Kingdom
Credit Indemnity & Financial Services Limited                              United Kingdom
Credit Insurance Association (Singapore) Pte Limited                       Singapore
CRiON nv                                                                   Belgium
Crotty MacRedmond Insurance Limited                                        Ireland
CRP (Isreal) Limited                                                       United Kingdom
Customer Loyalty Institute, Inc.                                           Michigan
cv 't Huys ter Merwe                                                       Netherlands
CYARSA, Correduria de Reaseguros, S.A.                                     Spain

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
CYARSA, Portugal, Correduria de Reaseguros, Ltda.                          Portugal
D. Hudig & Co. b.v.                                                        Netherlands
DA&A Insurance Agency, Inc.                                                Texas
Dale Intermediaries Ltd. / Les Intermediaires Dale Ltee                    Canada
Dale-Parizeau International Inc.                                           Canada
Dale-Parizeau Management Ltd.                                              Bermuda
Dealer Development Services, Ltd.                                          United Kingdom
Dealer Performance, Inc.                                                   Texas
Deanborne Limited                                                          United Kingdom
Denison Pension Trustees Limited                                           United Kingdom
Denison Pension Trustees Ltd.                                              United Kingdom
Dobson Park L. G. Limited                                                  Guernsey
Document Risk Management Limited                                           United Kingdom
Dominion Mutual Insurance Brokers Ltd.                                     Canada
Dormante Holdings Limited                                                  United Kingdom
Downes & Burke (Special Risks) Ltd.                                        United Kingdom
Dreadnaught Insurance Company Limited                                      Bermuda
DUO A/S                                                                    Norway
DuPage Care Administrators, Inc.                                           Illinois
E. Lillie & Co. Limited                                                    United Kingdom
ECCO Insurance Services, Inc.                                              Texas
Elektrorisk Beheer bv                                                      Netherlands
Elm Lane Limited                                                           United Kingdom
Emerald Specialty Management Company                                       Delaware
Employee Benefit Communications, Inc.                                      Florida
Energy Insurance Brokers & Risk Management Consultants Ltd.                United Kingdom
Entertainment Managers Insurance Agency of New York, Inc.                  New York
Entertainment Managers Insurance Services Ltd                              United Kingdom
Entertainment Managers Insurance Services, Inc.                            Ontario
ERAS (International) Ltd.                                                  United Kingdom
Ernest A. Notcutt & Co. Ltd.                                               United Kingdom
Essar Insurance Consultants Ltd.                                           Taiwan
Essar Insurance Services Ltd.                                              Hong Kong
European Risk Management Ltd.                                              United Kingdom
European Services Ltd.                                                     Malta
Ewbar Limited                                                              United Kingdom
ExcelNet (Guernsey) Ltd.                                                   Guernsey
ExcelNet Ltd.                                                              United Kingdom
Excess Corredores de Reaseguros SA                                         Chile
Excess Underwriters Agency, Inc.                                           New York
EXKO Excess Ruckversicherungs-AG                                           Germany
EXKO Excess Versicherungsagentur GmbH                                      Germany
FFG Corporation                                                            Delaware
FFG Insurance Company                                                      Texas
Figurecheck Limited                                                        United Kingdom
Finance Assurance Conseil - FAC SA                                         France
Financial & Professional Risk Solutions Insurance Agency, Inc.             California
Financial & Professional Risk Solutions, Inc.                              Illinois
FINNCAP                                                                    Finland
Finsbury Healthcare Limited                                                United Kingdom
First Extended Service Corporation                                         Texas
First Extended Service Corporation of Florida                              Florida
First Extended, Inc.                                                       Delaware
France Cote D'Afrique                                                      France
France Fenwick Limited                                                     United Kingdom
Frank B. Hall & Co. (N.S.W.) Pty. Ltd.                                     Australia
Frank B. Hall Re (Latin America) Inc.                                      Panama
FS Insurance Agency, Inc.                                                  Ohio
G&C Venezuela. S.A.                                                        Venezuela

Galaher Settlements Company of New York, Inc.                              New York
Garantie Europeene de Publication S.A.                                     France
Gardner Mountain & Capel Cure Agencies Limited                             United Kingdom
Gardner Mountain Financial Services Ltd.                                   United Kingdom
Gardner Mountain Trustees Ltd.                                             United Kingdom
Gateway Insurance Company, Ltd.                                            Bermuda
General Service Srl                                                        Italy
Gestas (1995) Inc.                                                         Canada
Giesy, Greer & Gunn, Inc.                                                  Oregon
Gil y Carvajal - Consultores, Lda.                                         Portugal
Gil y Carvajal Chile Ltda., Corredores de Seguros                          Chile
Gil y Carvajal Consultores, S.A.                                           Spain
Gil y Carvajal Global Services S.A.                                        Spain
Gil y Carvajal Iberoamerica, S.A.                                          Spain
Gil y Carvajal Iberoamerica, SA                                            Peru
Gil y Carvajal S.A. Corredores de Seguros                                  Colombia
Gil y Carvajal Seguros, SA                                                 Spain
Gil y Carvajal UK Ltd.                                                     United Kingdom
Gil y Carvajal, S.A. Vida y Pensiones                                      Spain
Gilman Swire Willis Ltd.                                                   Hong Kong
Gilroy Broome & Scrini (Trustees) Ltd.                                     United Kingdom
Godwins Investments Limited                                                United Kingdom
Gras Savoye Rumania                                                        Romania
Greville Baylis Parry & Associates Ltd.                                    United Kingdom
Greyfriars Marketing Services Pty Ltd.                                     Australia
Grieg (UK) Limited                                                         United Kingdom
Group Le Blanc de Nicolay SA                                               France
Groupe-conseil Aon Inc.                                                    Quebec
Groupement Europeen d'Assurances Generales                                 France
Growth Enterprises Ltd.                                                    Bahamas
Guardrisk Insurance Company Limited                                        South Africa
Guernsey Nominees (Pty) Limited                                            Guernsey
Gwelforth Ltd.                                                             United Kingdom
Halford, Shead & Co. Limited                                               United Kingdom
Hamburger Gesellschaft zur Forderung des Versicherungswesen mbH            Germany
Hans R Schmidt Gmbh                                                        Germany
Hans Rudolf Schmidt EDV Systemhaus GmbH                                    Germany
Hanse Assekuranz-Vermittlungs GmbH                                         Germany
Hanseatische Assekuranz Kontor GmbH                                        Germany
HARB Limited                                                               United Kingdom
Harbour Pacific Holdings Pty., Ltd.                                        Australia
Harbour Pacific Underwriting Management Pty Limited                        Australia
Heerkens Thijsen Groep bv                                                  Netherlands
Heerkens Thijssen & Co. bv                                                 Netherlands
Heerkens Thijssen Caviet vof                                               Netherlands
Hemisphere Marine & General Assurance Ltd.                                 Bermuda
HHL (Taiwan) Ltd.                                                          Taiwan
HHL Reinsurance Brokers Pte. Ltd.                                          Singapore
HHL Reinsurance Services Sdn. Bhd.                                         Malaysia
HIB Limited                                                                United Kingdom
Highplain Limited                                                          United Kingdom
HL Puckle (Underwriting) Ltd.                                              United Kingdom
Hobbs & Partners Ltd.                                                      United Kingdom
Hogg Group Limited                                                         United Kingdom
Hogg Group Netherlands BV                                                  Netherlands
Hogg Group Overseas Ltd.                                                   United Kingdom
Hogg Insurance Brokers GmbH                                                Germany
Hogg Insurance Group SA                                                    Spain
Hogg Robinson & Gardner Mountain (Insurance) Ltd.                          United Kingdom

Hogg Robinson (Nigeria) Unlimited                                          Nigeria
Hogg Robinson (Pvt) Limited                                                United Kingdom
Hogg Robinson Holdings (Pty) Ltd.                                          South Africa
Hogg Robinson North America, Inc.                                          Delaware
Hogg Robinson Services (Kenya) Ltd.                                        Kenya
Holdco #1, Inc.                                                            Delaware
Holdco #2, Inc.                                                            Delaware
Howden Cover Hispanoamericana (Bermuda) Ltd.                               Bermuda
Howden Dastur Reinsurance Brokers (Private) Ltd.                           India
Howden Management & Data Services Ltd.                                     United Kingdom
Howden Sterling Asia Limited                                               Hong Kong
HRGM 1989 Ltd.                                                             United Kingdom
HRGM Cargo Ltd.                                                            United Kingdom
HRGM Management Services Ltd.                                              United Kingdom
HRGM Marine Ltd.                                                           United Kingdom
Hudig Langeveldt Pte Ltd.                                                  Singapore
Hudig-Langeveldt (Pensioenbureau) bv                                       Netherlands
Hudig-Langeveldt (Reinsurance) bv                                          Netherlands
Hudig-Langeveldt Janson Elffers B.V.                                       Netherlands
Hudig-Langeveldt Makelaardij in Assurantien bv                             Netherlands
Human Relations Strategies Limited                                         United Kingdom
Huntington T. Block Insurance Agency, Inc.                                 District of Columbia
Huntington T. Block Insurance Agency, Inc.                                 Ohio
Hydrocarbon Risk Consultants Limited                                       United Kingdom
Ian H. Graham Purchasing Group, Inc.                                       California
Ian H. Graham, Inc.                                                        California
Ibex Managers Ltd.                                                         Kenya
ICR-Riass Srl                                                              Italy
Impact Forcasting Limited                                                  United Kingdom
Imperial Investment Company                                                Cayman Islands
Inchcape Continental Insurance Holdings (Eastern Europe) Ltd.              Cyprus
Inchcape Insurance Agencies (HK) LTd.                                      Hong Kong
Inchcape Insurance Brokers (HK) Ltd.                                       Hong Kong
Inchcape Insurance Brokers (M) Sdn Bhd                                     Malaysia
Inchcape Insurance Holdings (HK) Ltd.                                      Hong Kong
Indemnity Insurance Services (Pty) Limited                                 South Africa
Inmobiliaria Ramos Rosada, S.A. de C.V.                                    Mexico
Insurance Administrators, Inc.                                             Texas
Insurance Broking Services (Pty) Limited                                   Guernsey
Insurance Holdings Africa Ltd.                                             Kenya
Insurance Planning, Inc.                                                   Nevada
Integrated Risk Resources Limited                                          United Kingdom
Interbroke Ltd.                                                            Switzerland
Interglobe Management AG                                                   Switzerland
Interims Limited                                                           United Kingdom
International Art & Antique Loss Register Limited                          United Kingdom
International Industrial Insurances Limited                                Ireland
International Insurance Brokers Ltd.                                       Jamaica
International Medical Rescue Limited                                       United Kingdom
International Risk (Brokers) Ltd.                                          Bermuda
International Risk Management (Americas), Inc.                             Ohio
International Risk Management (Australia) Pty. Ltd.                        Australia
International Risk Management (Barbados) Ltd.                              Barbados
International Risk Management (Bermuda) Ltd.                               Bermuda
International Risk Management (Cayman) Ltd.                                Cayman Islands
International Risk Management (Dublin) Ltd.                                Dublin
International Risk Management (Europe) Ltd                                 United Kingdom
International Risk Management (Guernsey) Ltd.                              Guernsey
International Risk Management (Isle of Man) Ltd.                           Isle of Man

International Risk Management (Liechtenstein) Ltd                          Liechtenstein
International Risk Management (Luxembourg) Ltd.                            Luxembourg
International Risk Management (New Zealand) Ltd                            New Zealand
International Risk Management (Singapore) Ltd.                             Singapore
International Risk Management Group, Ltd.                                  Bermuda
International Shipowners Mutual Insurance Association Limited              Bermuda
International Space Brokers Inc.                                           Virginia
Investment Facility Company Four One Two (Pty) Ltd.                        South Africa
Investment Insurance International (Managers) Ltd.                         United Kingdom
IOC Reinsurance Brokers Ltd.                                               Canada
IRBJ Disposition Company                                                   United Kingdom
IRISC Claims Management Limited                                            United Kingdom
IRISC Specialty, Inc.                                                      Delaware
IRM (Canada) Ltd                                                           Canada
IRM France S.A.                                                            France
IRM/GRC Holding Inc.                                                       Delaware
IRMG (U.K.) Holdings Ltd.                                                  United Kingdom
ISG Administration Services Inc.                                           Ontario
ITA Insurance, Inc.                                                        Utah
J H  Minet (Insurance) Limited                                             Ireland
J H Minet (Inter-Gremium) AG                                               Switzerland
J H Minet Agencies Ltd.                                                    United Kingdom
J H Minet Puerto Rico Inc.                                                 Puerto Rico
J H Minet Reinsurance Services Limited                                     United Kingdom
J&H Risk Management Consultants GmbH                                       Germany
J&H Unison Holdings BV                                                     Netherlands
J&H Vorsorgefonds                                                          Switzerland
J.H. Blades & Co. (Agency), Inc.                                           Texas
J.H. Blades & Co., Inc.                                                    Texas
J.H. Blades Insurance Services                                             California
J.K.Battershill Reinsurance Intermediaries, Inc.                           Delaware
J.S. Johnson & Co. Ltd.                                                    Bahamas
Janson Green Limited                                                       United Kingdom
Janson Services Limited                                                    United Kingdom
Jaspers Industrie Assekuranz GmbH & Co. KG                                 Germany
Jauch & Hubener (KG)                                                       Austria
Jauch & Hubener AG                                                         Switzerland
Jauch & Hubener Beratungs AG                                               Switzerland
Jauch & Hubener CSFR Spol s.r.o.                                           Slovak Republic
Jauch & Hubener d.o.o.                                                     Slovak Republic
Jauch & Hubener Ges. m.b.H.                                                Austria
Jauch & Hubener GmbH                                                       Austria
Jauch & Hubener Kft.                                                       Hungary
Jauch & Hubener Management betriebliche Versorgungen                       Germany
Jauch & Hubener Personalvorsorgestiftung                                   Switzerland
Jauch & Hubener Reinsurance Intermediary Services of North America         New Jersey
Jauch & Hubener Reinsurance Services Ltd.                                  United Kingdom
Jauch & Hubener Ruckversicherungs-Vermittlungsges mbH                      Germany
Jauch & Hubener spol sro                                                   Czech Republic
Jenner Fenton Slade (Special Risks) Limited                                United Kingdom
Jenner Fenton Slade Group Limited                                          United Kingdom
Jenner Fenton Slade Limited                                                United Kingdom
Jenner Fenton Slade Political Risks Limited                                United Kingdom
Jenner Fenton Slade Reinsurance Services Limited                           United Kingdom
Jenner Fenton Slade Surety and Specie Limited                              United Kingdom
Jewellery Replacement Services Limited                                     United Kingdom
JFC Consulting, Inc.                                                       Delaware
JFS (Sudamerica) SA                                                        Uruguay
JFS Fenchurch Limited                                                      United Kingdom

JFS Greig Fester Limited                                                   United Kingdom
JG Associates Limited                                                      United Kingdom
JG Holdings Limited                                                        United Kingdom
JML-Minet A.G.                                                             Switzerland
John C. Lloyd Reinsurance Brokers Ltd.                                     Australia
John Scott Insurance Brokers Limited                                       United Kingdom
Johnson Rooney Welch, Inc.                                                 California
Joost & Preuss GmbH                                                        Germany
Joseph U. Moore, Inc.                                                      Florida
K & K Insurance Brokers, Inc. Canada                                       Ontario
K & K Insurance Group of Florida, Inc.                                     Florida
K & K Insurance Group, Inc.                                                Indiana
K & K Insurance Specialties, Inc.                                          Indiana
K & K of California Insurance Services, Inc.                               California
K & K of Nevada, Inc.                                                      Nevada
Karl Alt & Co. GmbH                                                        Germany
Keith Rayment & Associates Ltd.                                            United Kingdom
Keyaction Limited                                                          United Kingdom
Kininmonth Limited                                                         Ireland
Kroller Holdings B.V.                                                      Netherlands
KTW Enterprises, Inc.                                                      New Jersey
L. & F. Longobardi SRL                                                     Italy
Langeveldt de Vos b.v.                                                     Netherlands
Langeveldt Groep B.V.                                                      Netherlands
Laurila, Kauriala & Grig Ltd.                                              Russia
LBN Asia International Reinsurance Brokers Pte Ltd.                        Singapore
Le Blanc de Nicolay Asia                                                   Hong Kong
Le Blanc de Nicolay Courtage SA                                            France
Le Blanc de Nicolay Reassurances SA                                        France
Le Blanc de Nicolay Ruckversicherungsmakler GmbH                           Germany
Leslie & Godwin (C.I.) Limited                                             Guernsey
Leslie & Godwin (Scotland) Limited                                         Scotland
Leslie & Godwin (U.K.) Limited                                             United Kingdom
Leslie & Godwin Financial Risks Limited                                    United Kingdom
Leslie & Godwin GmbH                                                       Germany
Leslie & Godwin Group Limited                                              United Kingdom
Leslie & Godwin Insurance Brokers Ltd.                                     Ontario
Leslie & Godwin International Limited                                      United Kingdom
Leslie & Godwin Investments Limited                                        United Kingdom
Leslie & Godwin Limited                                                    United Kingdom
LIB Financial Services Ltd.                                                United Kingdom
LIB Limited                                                                United Kingdom
Lithia Reinsurance Company, Ltd.                                           Turks and Caicos
Livewire Group Pty. Ltd. ACN 088 444 964                                   Australia
LMG Claims Information Network Limited                                     United Kingdom
LMG Jewellery Claims Service Limited                                       United Kingdom
London General Holdings Limited                                            United Kingdom
London General Insurance Company Limited                                   United Kingdom
Loss Management Group Limited                                              United Kingdom
Lowndes Lambert Insurance Limited                                          Ireland
Lumley Insurance Brokers (Pty) Ltd.                                        South Africa
Lumley JFS Limited                                                         United Kingdom
Lumley Municipal & General Insurance Brokers (Natal) (Pty) Ltd.            South Africa
Lumley Municipal & General Insurance Brokers (Orange Free State) (Pty) Ltd.South Africa
Lumley Municipal & General Insurance Brokers (Pty) Ltd.                    South Africa
Lumley Municipal & General Insurance Brokers (Transvaal) (Pty) Ltd.        South Africa
Lumley Petro-Energy Insurance Brokers (Pty) Ltd.                           South Africa
M Y A Ltda. Asesorias Integrales                                           Colombia
M Y A Salud Ltda Agentes De Medicina Prepagada                             Colombia

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
M.I. B. Healthcare Services (Pty) Limited                                  South Africa
M.I.B. Aidec (Pty) Limited                                                 South Africa
M.I.B. Border (Pty) Limited                                                South Africa
M.I.B. Employee Benefits (Pty) Limited                                     South Africa
M.I.B. Group (Pty) Limited                                                 South Africa
M.I.B. House Investment (Pty) Limited                                      South Africa
M.I.B. Property Holdings (Pty) Limited                                     South Africa
M.I.B. Reinsurance Brokers (Namibia) (Pty) Limited                         Namibia
M.I.B. Reinsurance Brokers (Pty) Limited                                   South Africa
MAB Insurance Services Ltd.                                                United Kingdom
MacDonagh & Boland Group Limited                                           Ireland
MacDonagh Boland Beech Hill Limited                                        Ireland
MacDonagh Boland Crotty MacRedmond Limited                                 Ireland
MacDonagh Boland Cullen Duggan Limited                                     Ireland
MacDonagh Boland Foley Woollam Limited                                     Ireland
Macey Williams Insurance Services Limited                                  United Kingdom
Macey Williams Limited                                                     United Kingdom
Macquarie Underwriting Pty. Ltd.                                           United Kingdom
Madison Intermediaries Pty. Limited                                        Australia
Mahamy Company plc (Aon Iran)                                              Iran
Management and Regulator Services, Inc.                                    New York
Mansfeld, Hubener & Partners Gmbh                                          Germany
Marinaro Dundas SA                                                         Argentina
Marinaro Dundas SA                                                         Uruguay
Maritime Underwriters, Ltd.                                                Bermuda
Martec Australia Pty Limited                                               Australia
Martec Finance Pty Limited                                                 Australia
Martin Boyer Company, Inc.                                                 Illinois
Marvyn Hughes International Ltd.                                           United Kingdom
Max Mattiessen AB                                                          Sweden
MBXC.Com Corp.                                                             New York
McLagan Partners Asia, Inc.                                                Delaware
McLagan Partners International, Inc.                                       Delaware
McLagan Partners, Inc.                                                     Delaware
Media/Professional Insurance Agency Limited                                United Kingdom
Medical Care Management Limited                                            United Kingdom
Mediterranean Insurance Training Centre                                    Malta
MEIE Argentina SA                                                          Argentina
MIB UK (Holdings) Ltd.                                                     United Kingdom
Mibsa Investments (Namibia) (Pty) Limited                                  Namibia
Minerva Holdings (Pvt) Limited                                             Zimbabwe
Minet (Taiwan) Ltd.                                                        Taiwan
Minet a.s.                                                                 Czech Republic
Minet Africa Holdings Ltd.                                                 United Kingdom
Minet Airport Insurance Services Ltd.                                      United Kingdom
Minet AS                                                                   Norway
Minet Australia Holdings Pty. Ltd.                                         Australia
Minet Australia Pty. Ltd.                                                  Australia
Minet Benefit Services (International) Ltd.                                Guernsey
Minet Botswana (Pty) Ltd.                                                  Botswana
Minet Burn & Roche Pty. Ltd.                                               Australia
Minet China Ltd.                                                           Hong Kong
Minet Commercial Ltd.                                                      United Kingdom
Minet Consultancy Services Ltd. (Kenya)                                    Kenya
Minet Consultancy Services Ltd. (UK)                                       United Kingdom
Minet Direct Marketing Services Ltd.                                       United Kingdom
Minet Employees' Trust Company Ltd.                                        United Kingdom
Minet Europe Holdings Ltd.                                                 United Kingdom
Minet Financial Services Ltd.                                              United Kingdom

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
Minet Firstbrokers Oy                                                      Finland
Minet Group                                                                United Kingdom
Minet Group Holdings                                                       United Kingdom
Minet Holdings Guernsey Limited                                            Guernsey
Minet Holdings Inc.                                                        New York
Minet Hong Kong Ltd.                                                       Hong Kong
Minet Inc. (Canada)                                                        Canada
Minet Ins. Brokers (Holdings) (NZ) Ltd.                                    New Zealand
Minet Ins. Brokers (Zimbabwe) (Pvt) Ltd.                                   Zimbabwe
Minet Insurance Brokers (Holdings) Ltd.                                    United Kingdom
Minet Insurance Brokers (Thailand) Ltd                                     Thailand
Minet Insurance Brokers (Uganda) Limited                                   Uganda
Minet International (Holdings) Ltd.                                        United Kingdom
Minet Kingsway (Lesotho) (Pty) Ltd.                                        Lesotho
Minet Limited                                                              Uganda
Minet Limited                                                              United Kingdom
Minet Limited (Bermuda)                                                    Bermuda
Minet Lindgren i Helsingborg                                               Sweden
Minet Members Agency Holdings Ltd.                                         United Kingdom
Minet New Zealand Ltd.                                                     New Zealand
Minet Nigeria                                                              Nigeria
Minet Nominees Ltd.                                                        United Kingdom
Minet Professional Services (Europe) Ltd.                                  United Kingdom
Minet Professional Services Ltd. (UK)                                      United Kingdom
Minet Professional Services Pty. Ltd. (Australia)                          Australia
Minet Properties Ltd.                                                      United Kingdom
Minet RAIA Insurance Brokers Limited                                       Hong Kong
Minet Re (Bermuda) Limited                                                 Bermuda
Minet Re GmbH                                                              Germany
Minet Re International Ltd.                                                United Kingdom
Minet Re North America, Inc.                                               Georgia
Minet Risk Services (Barbados) Ltd.                                        Barbados
Minet Risk Services (Bermuda) Ltd.                                         Bermuda
Minet Risk Services (Guernsey) Ltd.                                        Guernsey
Minet Risk Services (Jersey) Ltd.                                          Jersey
Minet Risk Services (Singapore) Ltd.                                       Singapore
Minet Singapore Pte. Ltd.                                                  Singapore
Minet Superannuation Nominee Pty. Ltd.                                     Australia
Minet Trustees Ltd.                                                        United Kingdom
Minet West Africa Ltd.                                                     United Kingdom
Minet Zambia Limited                                                       Zambia
Minet Zimbabwe (Pvt) Ltd.                                                  Zimbabwe
Minken Properties Ltd.                                                     Kenya
Moes & Caviet Last bv                                                      Netherlands
Morency, Weible & Sapa, Inc.                                               Illinois
Motorplan Limited                                                          United Kingdom
MPI Insurance Agency, Inc.                                                 Missouri
MTF Insurance Agency, Inc.                                                 Texas
Muirfield Underwriters, Ltd.                                               Delaware
N.V. Verzekering Maatschappij Van 1890                                     Netherlands
National Product Care Company                                              Illinois
National Transportation Adjusters, Inc.                                    Nebraska
NB Life Agents, Inc.                                                       New York
Netherlands Construction Insurance Services Ltd                            United Kingdom
New Dimensions Underwriting Group, Inc.                                    Virginia
Nicholson Chamberlain Colls Australia Limited                              Australia
Nicholson Chamberlain Colls Group Limited                                  United Kingdom
Nicholson Chamberlain Colls Marine Limited                                 United Kingdom
Nicholson Jenner Leslie Group Limited                                      United Kingdom

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
Nicholson Leslie Accident & Health Limited                                 United Kingdom
Nicholson Leslie Agencies Limited                                          United Kingdom
Nicholson Leslie Asia Pte Ltd                                              Singapore
Nicholson Leslie Australia Holdings Limited                                Australia
Nicholson Leslie Aviation Limited                                          United Kingdom
Nicholson Leslie Bankscope Insurance Services Limited                      United Kingdom
Nicholson Leslie Bankscope Marine Insurance Consultants                    United Kingdom
Nicholson Leslie Energy Resources Limited                                  United Kingdom
Nicholson Leslie International Limited                                     United Kingdom
Nicholson Leslie Investments Limited                                       United Kingdom
Nicholson Leslie Limited                                                   United Kingdom
Nicholson Leslie Management Services Limited                               United Kingdom
Nicholson Leslie Non-Marine Reinsurance Brokers Limited                    United Kingdom
Nicholson Leslie North American Reinsurance Brokers, Limited               United Kingdom
Nicholson Leslie Property Limited                                          United Kingdom
Nikols Chile SA                                                            Chile
Nikols Galicia SA                                                          Spain
Nikols Iberia SA                                                           Spain
Nikols Portugal Ltda                                                       Portugal
Nikols SA                                                                  Switzerland
Nikols Segiber Ltda                                                        Portugal
Nissho Iwai (Japan)                                                        Japan
Nixon Constable & Company Ltd.                                             United Kingdom
Norsk Forsikringsservice AS                                                Norway
Norwegian Insurance Partners A/S                                           Norway
Norwegian Insurance Partners as (Non-Marine)                               Norway
NRC Reinsurance Company Ltd.                                               Bermuda
Ohio Cap Insurance Company, Inc.                                           Bermuda
OHM Insurance Agency, Inc.                                                 Ohio
OHM Services of Texas, Inc.                                                Texas
Olarescu & B. I. Davis Asesores y Corredores de Seguros S.A.               Peru
Old ARS LRA Corp.                                                          Texas
Old S&C of PA, Inc.                                                        Pennsylvania
Olympic Health Management Services, Inc.                                   Washington
Olympic Health Management Systems, Inc.                                    Washington
Orobio Mees Herman B.V.                                                    Netherlands
OUM & Associates of New York, A Corporation                                New York
OWA Hoken (UK) Limited                                                     United Kingdom
OWA Insurance Services Austria Gesellschaft mbH                            Austria
OWA Insurance Services Austria GmbH & Co. KG                               Austria
P I Insurance Brokers (Pty) Limited                                        South Africa
P.T. Alexander Lippo Indonesia                                             Indonesia
Pacific Underwriting Corporation Pty. Ltd.                                 Australia
Pacific Wholesale Insurance Brokers Pty Ltd.                               Australia
Paladin Reinsurance Corporation                                            New York
Pandimar Consultants, Inc.                                                 New York
Paribas Assurantien B.V.                                                   Netherlands
Parker Risk Management (Bermuda) Ltd.                                      Bermuda
Pat Ryan & Associates, B.V.                                                Netherlands
Paul J.F. Schultz oHG                                                      Germany
PHH Insurance Associates Corporation                                       Maryland
Pinerich Limited                                                           Ireland
Plaire SA                                                                  France
Poland Puckle Insurance Brokers Ltd.                                       United Kingdom
Prairie State Administrative Services, Inc.                                Illinois
Premier Auto Finance, Inc.                                                 Delaware
Prescot Insurance Holdings Ltd.                                            United Kingdom
Presidio Excess Insurance Services, Inc.                                   California
Presidium Companies, Inc.                                                  Delaware

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
Presidium Holdings, Inc.                                                   Delaware
Presidium, Inc.                                                            Delaware
Priceforbes Federale Volkskas (Holdings) (Proprietary) Limited             South Africa
Priority Line Direct Limited                                               United Kingdom
Private Client Trustees Ltd.                                               Ireland
Product Care, Inc.                                                         Illinois
Produgar                                                                   Portugal
Professional & General Ins. Company (Bermuda) Ltd.                         Bermuda
Professional Liability Services Limited                                    United Kingdom
Professional Sports Insurance Co. Ltd.                                     Bermuda
Property Owners Database Limited                                           United Kingdom
Pro-Plus Insurance Brokers                                                 California
Proruck Ruckversicherungs - AG                                             Germany
Proudfoot Reports Incorporated                                             New York
PROVIA Gesselschaft fur betriebliche Risicoanalyse mbH                     Germany
Provider Services, Ltd.                                                    Bermuda
PT RNJ Ratna Nusa Jaya                                                     Indonesia
PYXYS-Gestion de Flottes SA                                                France
R&M Reinsurance Intermediaries Ltd.                                        Trinidad
R.E.I.A. Insurance Brokers Pty. Ltd.                                       Australia
Ralph S. Harris (Insurance) Pty. Ltd.                                      Zimbabwe
Rath & Strong, Inc.                                                        Massachusetts
RBH General Agencies (Canada) Inc.                                         Quebec
RDG Resource Dealer Group (Canada) Inc.                                    Canada
Reed Stenhouse Asia Pacific Limited                                        Scotland
Reed Stenhouse Europe Holdings B.V.                                        Netherlands
Reed Stenhouse Gmbh                                                        Germany
Reed Stenhouse Underwriting Management Limited                             Scotland
REI (NSW) Insurance Brokers Pty. Ltd.                                      Australia
REISA Insurance Brokers Pty. Ltd.                                          Australia
REIV Insurance Brokers (Pty) Ltd.                                          Australia
Resource Acquisition Corporation                                           Delaware
Resource Dealer Group of Alabama, Inc.                                     Alabama
Resource Dealer Group of Arizona Insurance Services, Inc.                  Arizona
Resource Dealer Group of Indiana, Inc.                                     Indiana
Resource Dealer Group of Kentucky, Inc.                                    Kentucky
Resource Dealer Group of Massachusetts Insurance Agency, Inc.              Massachusetts
Resource Dealer Group of Nevada, Inc.                                      Nevada
Resource Dealer Group of New Mexico, Inc.                                  New Mexico
Resource Dealer Group of Ohio Agency, Inc.                                 Ohio
Resource Dealer Group of Texas, Inc.                                       Texas
Resource Dealer Group, Inc.                                                Illinois
Resource Dealer Group, Inc.                                                Mississippi
Resource Dealer Insurance Services of California, Inc.                     California
Resource Financial Corporation                                             Delaware
Resource Life Insurance Company                                            Illinois
Resource Life Insurance Company                                            Nebraska
Resource Training, Inc.                                                    Illinois
Revasa S.p.A.                                                              Italy
RG Reis (Management Services) Ltd.                                         United Kingdom
RG Reis Pension Fund Trustees Ltd.                                         United Kingdom
RHH Surety & Guarantee Limited                                             United Kingdom
RIP Services Limited                                                       Guernsey
Risk Funding Services (Pty) Limited                                        South Africa
Risk Management Consultants of Canada Limited                              Canada
Risque et Finance SA                                                       France
Rockford Holding, Inc.                                                     Delaware
Rockford Life Insurance Company                                            Arizona
Rollins Heath Korea Co. Ltd.                                               Korea

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
Rollins Hudig Hall & Co. (N.S.W.) Pty. Ltd.                                Australia
Rollins Hudig Hall (Hong Kong) Ltd.                                        Hong Kong
Rollins Hudig Hall (Nederland) Limited                                     United Kingdom
Rollins Hudig Hall Associates B.V.                                         Netherlands
Rollins Hudig Hall Finance bv                                              Netherlands
Rollins Hudig Hall Services Limited                                        United Kingdom
Rollins Hudig Hall Singapore Pte. Ltd.                                     Singapore
Ropeco Pty Ltd.                                                            Australia
Rostron Hancock Ltd.                                                       United Kingdom
Ruben Entertainment Insurance Services                                     United Kingdom
RUMEX VermogensverwaltungsGmbH                                             Germany
Ryan Insurance Group France S.A.R.L.                                       France
Ryan Warranty Services Canada, Inc.                                        Canada
Ryan Warranty Services Quebec, Inc.                                        Ontario
Rydata Limited                                                             United Kingdom
S A Credit & Insurance Brokers (Pty) Limited                               South Africa
S W Holdings (SA) (Pty) Limited                                            South Africa
S W Insurance Brokers (Pty) Limited                                        South Africa
S. Mark Brockinton & Associates of Texas, Inc.                             Texas
S.A.B. S.p.A.                                                              Italy
Saat Van Marwijk Beheer bv                                                 Netherlands
Saat Van Marwijk Noordwijk B.V.                                            Netherlands
Safetylogic.com, Inc.                                                      Oregon
Salud Centurion Ltda. Agente de Medicina Prepagada                         Colombia
SASE France Societe Des Assures Du Sud Set                                 France
Savoy Insurance Brokers Ltd.                                               United Kingdom
Saxonbeech Ltd.                                                            United Kingdom
Schirmer Engineering Corporation                                           Delaware
Scottish & Commonwealth Insurance Co. Ltd.                                 Bermuda
Seascope Marine Limited                                                    United Kingdom
Securities Guarantee Company Limited                                       United Kingdom
Sedgwick Brichetto Argentina SA                                            Argentina
Sedgwick Corredores de Reaseguros Ltda                                     Colombia
Sedgwick Correduria de Seguros SA                                          Spain
Seguros Inchcape Macau Lda.                                                Macau
Select Healthcare Insurance Services                                       California
SelectDirect Limited                                                       Scotland
Service Protection, Inc.                                                   Illinois
Service Saver, Incorporated                                                Florida
ServicePlan of Florida, Inc.                                               Florida
ServicePlan, Inc.                                                          Illinois
Services A&A S.A.                                                          Mexico
Servicios Inmoboliarios Guadalajara, S.C.                                  Mexico
Servicios Y Garantias Ryan S.L.                                            Spain
SGAP SA                                                                    France
SGL Logistica Srl                                                          Italy
Sheffield Insurance Corporation                                            Illinois
Sherwood Insurance Agency, Inc. of New York                                New York
Sherwood Insurance Services                                                California
Sherwood Insurance Services of Washington, Inc.                            Washington
SHL Pacific Regional Holdings Inc.                                         California
Shoreline Insurance Agency, Inc.                                           Rhode Island
Simco Insurance Brokers Pte                                                Singapore
SINSER Holding AB                                                          Sweden
SLE Worldwide Australia Pty Limited                                        Australia
SLE Worldwide Limited                                                      United Kingdom
SLE Worldwide Mexico Agente de Seguros S.A. de C.V.                        Mexico
SLE Worldwide, Inc.                                                        Delaware
SN Re SA (Brichetto Sudamericana)                                          Argentina
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
Societe Centrale de Courtage d'Assurances                                  France
Societe Europeenne d'Etudes et de Courtages - SEEC SA                      France
Sodarcan Inc.                                                              Canada
Soriero & Company, Inc.                                                    Texas
Sorim (1987) Ltd.                                                          United Kingdom
Sorim Services (1987) Ltd.                                                 United Kingdom
Sothanasiri Co. Ltd.                                                       Thailand
Southern Cross Underwriting Pty. Limited                                   Australia
Special Risk Resources Insurance Agency, Inc.                              California
Special Risk Services Asia Pacific Pty. Ltd.                               Australia
Special Risk Services Limited                                              United Kingdom
Special Risk Services Underwriting Agency Limited                          United Kingdom
Special Risk Services, Inc.                                                New York
Specialty Benefits, Inc.                                                   Indiana
Specialty Investment 004 Limited                                           United Kingdom
Spicafab Limited                                                           United Kingdom
Spicafab PLC                                                               Australia
Stenhouse (South East Asia) Pte. Ltd.                                      Singapore
Stenhouse Marketing Services (London) Ltd.                                 United Kingdom
Stenhouse Marketing Services, Inc.                                         Delaware
Sterling Life Insurance Company                                            Arizona
Sumner & McMillan                                                          United Kingdom
Sumner & McMillan Limited (Ireland)                                        Ireland
Superannuation Fund (CICNZ) Limited                                        New Zealand
Superannuation Management Nominees Ltd.                                    New Zealand
Surety & Guarantee Consultants Limited                                     United Kingdom
Surveyors Claims Services Ltd.                                             United Kingdom
Surveyors Insurance Brokers Limited                                        United Kingdom
Suys & Janssens SA                                                         Belgium
Swaziland Construction Insurance Brokers (Pty) Ltd.                        Swaziland
Swaziland Corporate Risk Management (Pty) Ltd.                             Swaziland
Swaziland Employee Benefit Consultants (Pty) Ltd.                          Swaziland
Swaziland Insurance Brokers (Pty) Ltd.                                     Swaziland
Swaziland Reinsurance Brokers (Pty) Ltd.                                   Swaziland
Swett & Crawford Insurance Agency of Massachusetts, Inc.                   Massachusetts
Swett & Crawford of Arizona, Inc.                                          Arizona
Swett & Crawford of Colorado, Inc.                                         Colorado
Swett & Crawford of Connecticut, Inc.                                      Connecticut
Swett & Crawford of Hawaii, Inc.                                           Hawaii
Swett & Crawford of Idaho, Inc.                                            Idaho
Swett & Crawford of Illinois, Inc.                                         Illinois
Swett & Crawford of Maine, Inc.                                            Maine
Swett & Crawford of Nevada, Inc.                                           Nevada
Swett & Crawford of Ohio, Inc.                                             Ohio
Swett & Crawford of Pennsylvania, Inc.                                     Pennsylvania
Swett & Crawford of Texas, Inc.                                            Texas
Swett Insurance Managers of California, Inc.                               California
T M Insurance Brokers (Pty) Limited                                        South Africa
T.F. Sullivan Consulting, Inc.                                             Delaware
Tabma-Hall Insurance Services Pty. Limited                                 Australia
TASG Pty. Ltd. ACN 008 078 308                                             Australia
Tecsefin Centroamerica, S.A.                                               Panama
Tecsefin Guatemala                                                         Panama
Tecsefin Salvador                                                          Panama
Tecsefin, S.A.                                                             Colombia
Ted Harty & Associates, Inc.                                               Georgia
Terbroker srl                                                              Italy
Tethercrest Ltd.                                                           United Kingdom
Texas/New Dimensions Agency, Inc. of San Antonio                           Texas

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
Texas/New Dimensions Life Agency, Inc. of San Antonio                      Texas
Texas/New Dimensions Underwriting Group, Inc.                              Texas
The Alexander Consulting Group Ltd.                                        Canada
The Alexander Consulting Group Ltd.                                        Scotland
The Australian Superannuation Group (NSW) Pty Ltd. ACN 079 236 052         Australia
The Auto Conduit Corporation                                               Delaware
The Brennan Group, Inc.                                                    Delaware
The Claims Office Limited                                                  United Kingdom
The Credit Insurance Association (Canada) Limited                          Canada
The Credit Insurance Association Deutschland GmbH                          Germany
The Credit Insurance Association France SA                                 France
The Credit Insurance Association France SA                                 France
The Credit Insurance Association Ltd.                                      United Kingdom
The Olympic Senior Membership Group, Inc.                                  Washington
The Superannuation Group (Victoria) Pty.                                   Australia
The Superannuation Group Pty. Ltd. ACN 006 922 470                         Australia
The Swett & Crawford Group, Inc.                                           California
Tholwana MIB Pty Limited                                                   South Africa
Tradeshock Limited                                                         United Kingdom
Trans Caribbean Insurance Services, Inc.                                   U.S. Virgin Islands
Travellers Club International Ltd.                                         United Kingdom
Trent Insurance Company Ltd.                                               Bermuda
TTF Insurance Services Ltd.                                                United Kingdom
Underwriters Marine Services of Texas, Inc.                                Texas
Underwriters Marine Services, Inc.                                         Louisiana
Union Centurion, S.A.de C.V.                                               Mexico
Unison Consultants Europe E.E.I.G.                                         Belgium
Unison Technical Services                                                  Belgium
Unit Trust                                                                 Australia
United Financial Adjusting Company                                         Ohio
United Iranian Insurance Services plc Teheran                              Iran
Unity Limited                                                              Bermuda
Valex Insurance Agency, Inc.                                               Texas
Varity Risk Management Services Ltd.                                       United Kingdom
Vassal Properties (Pty) Ltd.                                               Botswana
Velo Motor Accident Management Limited                                     United Kingdom
Verband der Jauch & Hubener Unterstutzungskassen                           Germany
Virginia Surety Compania de Seguros                                        Argentina
VOL Properties Corporation                                                 Delaware
Wackerbarth Hardman (Holdings) Limited                                     United Kingdom
Wackerbarth Holdings Limited                                               United Kingdom
Wackerbarth International Holdings Bv                                      Netherlands
WACUS Magyarorszag Hitelbitzositasi Tanacsado es Kozvetito Kft.            Hungary
WAVECA SA                                                                  Venezuela
Wed. Jacobs & Brom bv                                                      Netherlands
Wexford Underwriting Managers, Inc.                                        Delaware
Wilfredo Armstrong S.A.                                                    Argentina
William Gallagher Associates of California, Inc.                           California
William Gallagher Associates of New Jersey, Inc.                           New Jersey
Winchester Financial Services (Pty) Limited                                South Africa
Windhock Insurance Brokers (Pty) Limited                                   Namibia
WMD Underwriting Agencies Ltd.                                             United Kingdom
World Insurance Network Ltd.                                               Cardiff
Worldwide Insurance Network Limited                                        United Kingdom
Worldwide Integrated Services Company                                      Texas
Wyrm Systems Pty Limited                                                   South Africa
XB-Lumley Insurance Brokers (Pty) Ltd.                                     South Africa
Y&D Properties Ltd.                                                        Canada
Yin Hwa Insurance Agent Co Ltd.                                            Taiwan

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
ZAO Aon Insurance Brokers                                                  Russia
Zimbabwe Risk Managers (Pvt) Ltd.                                          Zimbabwe